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                                                                   Exhibit 10.64

                              EMPLOYMENT AGREEMENT
                              --------------------

                  AGREEMENT by and between Simmons Company, a Delaware corporation (the "Company") and Martin R. Passaglia (the "Executive"), dated as of the 1st day of January, 1995.

                  1. EMPLOYMENT PERIOD. The Company hereby agrees to continue the Executive in its employ, and the Executive hereby agrees to remain in the employ of the Company subject to the terms and conditions of this Agreement, for the period commencing on the date hereof and ending on the first anniversary of such date (the "Employment Period"). The Employment Period shall continue automatically for successive one (1)-year periods until Executive's termination of Employment pursuant to this Agreement or otherwise.

                  2.       TERMS OF EMPLOYMENT.

                           (a) RESPONSIBILITIES. During the Employment Period,
and excluding any periods of vacation, permitted leaves of absence and sick leave to which the Executive is entitled, the Executive agrees to devote full attention and time, effort and skill, to the business and affairs of the Company and to use the Executive's best efforts to perform faithfully and efficiently such responsibilities, except that Executive shall have the right to make passive investments in businesses or entities not related to, and which do not directly or indirectly compete with, the business of the Company and its subsidiaries.

                           (b) COMPENSATION. During the Employment Period, the
Executive shall receive an annual base salary which shall be determined by the Chief Executive Officer and shall be paid in accordance with the Company's normal payroll practices. During the Employment Period, the Executive's salary shall be reviewed by the Chief Executive Officer from time to time as he shall determine. During the Employment Period, the Executive and/or the Executive's family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company (including, without limitation, and where applicable, vacation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) at least to the extent applicable generally to other peer executives of the Company.



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                  3.       TERMINATION OF EMPLOYMENT.

                           (a) DEATH. The Executive's employment shall terminate
automatically upon the Executive's death during the Employment Period.

                           (b) CAUSE. The Company may terminate the Executive's
employment during the Employment Period for Cause. For purposes of this Agreement, "Cause" shall mean:

                                    (i) the failure of the Executive to perform
         substantially the Executive's duties with the Company which continues notwithstanding written notice(s) from the Company to Executive specifying such failure, or

                                    (ii) conduct by Executive which amounts to
         fraud, dishonesty, or wilfull misconduct injurious to or likely to be injurious to the Company, or

                                    (iii) a material breach of this Agreement.

                           (c) NOTICE OF TERMINATION. Any termination by the
Company for Cause shall be communicated by Notice of Termination to the Executive given in accordance with Section 8(b) of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than thirty days after the giving of such notice). The failure by the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Cause shall not waive any right of the Company hereunder or preclude the Company from asserting such fact or circumstance in enforcing the Company's rights hereunder.

                           (d) DATE OF TERMINATION. "Date of Termination" means
(i) if the Executive's employment is terminated by the Company for Cause, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, (ii) if the Executive's employment is terminated by the Company other than for Cause, the Date of Termination shall be the date on which the Company notifies the Executive of such termination and (iii) if the Executive's employment is terminated by reason of death, the Date of Termination shall be the date of death of the Executive.


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                           (3) VOLUNTARY TERMINATION. The Executive's employment
shall terminate automatically two (2) weeks after the Executive's tender of resignation, unless the parties otherwise agree. Such tender of resignation shall not absolve Executive of his obligations under Section 6 hereof.

                  4.       OBLIGATIONS OF THE COMPANY UPON TERMINATION.

                           (a) OTHER THAN FOR CAUSE, DEATH OR LONG-TERM
DISABILITY. If, during the Employment Period, the Company shall terminate the Executive's employment other than for Cause, Death or Long-Term Disability, as defined herein:

                                    (i) the Company shall pay to the Executive
         the aggregate of the following amounts:

                                            A. within 30 days after the Date of
                  Termination, the Executive's then applicable salary through the Date of Termination to the extent not theretofore paid, (the "Accrued Obligations"); and

                                            B. the Executive's then applicable
                  salary for one (1) year after the Date of Termination (the "Payment Period") paid when such salary would have been paid if the Executive were still employed by the Company, during which time the Company shall provide to Executive, at its expense, medical and life insurance benefits substantially similar to those provided to Executive immediately prior to termination (it being acknowledged that at the end of the Payment Period Executive shall be entitled to elect coverage under COBRA or other applicable laws, if eligible); and

                                    (ii) to the extent not theretofore paid or
         provided, the Company shall timely pay or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive (or his beneficiaries) is entitled to receive under any plan, program, policy or Practice or contract or agreement of the Company (such other amounts and benefits shall be hereinafter referred to as the "Other Benefits").

                           (b) DEATH.  If the Executive's employment is
terminated by reason of the Executive's death during the Employment Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for (i) payment of Accrued Obligations and (ii) the timely payment or provision of Other Benefits. Accrued Obligations shall be paid to the Executive's estate or


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beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination.

                           (c) DISABILITY. If the Executive's employment is
terminated by reason of the Executive's Long-Term Disability during the Employment Period, this Agreement shall terminate without further obligations to the Executive, other than for (i) payment of Accrued Obligations and (ii) the timely payment or provision of Other Benefits (which may include payments pursuant to any disability policy of the Company applicable to the Executive). The term "Long-Term Disability" shall mean a disability which prevents Executive from performing substantially all of his duties for a period of time which qualifies Executive for disability payments under the Company's long-term disability policy. Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination.

                           (d) CAUSE.  If the Executive's employment shall
be terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Executive, other than the obligation to pay to the Executive (i) his salary through the Date of Termination, and (ii) Other Benefits to the extent theretofore unpaid. If the Executive voluntarily terminates employment during the Employment Period, this Agreement shall terminate without further obligation to the Executive, other than for Accrued Obligations and the timely payment or provision of Other Benefits. In such case, all Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination.

                  5. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company and for which the Executive may qualify. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

                  6.       CONFIDENTIAL INFORMATION AND NONCOMPETITION.

                           (a) The Executive recognizes and acknowledges
that all information pertaining to the affairs, business, clients, customers or other relationships of the Company is confidential and is a unique and valuable asset of the Company. Access to and knowledge of this information are essential to the performance of the Executive's duties under this Agreement. The


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Executive will not during the Employment Period, except to the extent reasonably necessary in the performance of the duties under this Agreement, or for a period of three (3) years after the Employment Period, give to any person, firm, association, corporation or governmental agency any information concerning the affairs, business, clients, customers or other relationships of the Company except (i) as required by law, (ii) if and to the extent reasonable or necessary (including to employees and agents of the Company), to perform his duties hereunder, and (iii) in the event such information becomes publicly available other than as a result of Executive's breach of this Section 6(a) . The
Executive will not make use of this type of information for his own purposes or for the benefit of any person or organization other than the Company. The Executive will also use his best efforts to prevent the disclosure of this information by others. All records, memoranda and other information or materials relating to the business of the Company and which are not publicly available (whether created by the Executive or otherwise coming into his possession) are confidential and will remain the property of the Company.

                           (b) The Executive acknowledges that the Executive's
responsibilities and activities on behalf of the Company involve executive-level sales, marketing and manufacturing functions in the bedding industry nationwide and internationally. The Executive agrees that during the Employment Period and thereafter for a period of one (1) year (the "Noncompetition Period"), he will not engage in the "Territory" in any executive-level sales, marketing or manufacturing activity on behalf of a Competing Business. The Executive will not, during such period, solicit the then-current customers or suppliers of the Company on behalf of a Competing Business. During the Noncompetition Period, the Executive shall not, and shall cause any person or entity with which he is affiliated as a senior executive not to, solicit or induce, any employee of the Company or any of its subsidiaries to leave the employment of the Company or of any of its subsidiaries to work for the Executive or any person or entity with which he is affiliated. During the Noncompetition Period, the Executive shall not, and shall cause any person or entity with which he is affiliated as a senior executive not to, solicit or induce, any person who was employed by the Company or any of its subsidiaries on a full-time basis during the 90 days immediately prior to the termination of the Executive's employment to accept employment with the Executive or with any person or entity with which he is affiliated. The term "Competing Business" shall mean any business which is engaged in the manufacture or distribution of products substantially similar to those manufactured and distributed by the Company on the date of termination and which products are generally available in the


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United States of America. The term "Territory" shall mean the United States of
America.

                           (c) The Company's obligations under the terms of
this Agreement will cease upon any violation of the provisions of this Section 6 by the Executive.

                           (d) The parties desire that the provisions of
this Section 6 be enforced to the fullest extent permissible under the laws and public policies applied in the jurisdictions in which enforcement is sought. If any portion of this Section 6 is judged to be invalid or unenforceable, this
Section 6 will be deemed to be amended to the extent necessary to ensure that this Section 6 will be enforceable to the maximum extent permissible under applicable law.

                  7.       SUCCESSORS.

                           (a) This Agreement is personal to the Executive
and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

                           (b) This Agreement shall inure to the benefit of
and be binding upon the Company and its successors and assigns.

                           (c) The Company will require any successor
(whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

                  8.       MISCELLANEOUS.

                           (a) This Agreement shall be governed by and
construed in accordance with the laws of the State of Georgia, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.


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                           (b) All notices and other communications
hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

IF TO THE EXECUTIVE:                        IF TO THE COMPANY:
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Martin R. Passaglia                         Simmons Company
5180 Cralyn Court                           One Concourse Parkway
Duluth, Georgia  30136                      Suite 600
                                            Atlanta, Georgia  30328
                                            Attention:  Chairman

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

                  (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (d) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (e) The Executive's or the Company's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

         IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                                    MARTIN R. PASSAGLIA

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                                    SIMMONS COMPANY

                                    By
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